SCHEDULE 14A
(Rule 14a-101)
 INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
 THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.  )
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BOINGO WIRELESS, INC.
 (Name of registrant as specified in its charter)
IDES CAPITAL MANAGEMENT LP
IDES CAPITAL OPPORTUNITIES FUND, LP
IDES CAPITAL ADVISORS LLC
IDES CAPITAL PARTNERS LP
IDES CAPITAL GP LLC
DIANNE MCKEEVER
ROBERT LONGNECKER
KAREN FINERMAN
BRADLEY STEWART
(Name of person(s) filing proxy statement, if other than the registrant)
Copies to:
Christopher P. Davis, Esq.
Kleinberg, Kaplan, Wolff & Cohen, P.C.
551 Fifth Avenue, New York, New York 10176
(212) 986-6000

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IDES CAPITAL MANAGEMENT LP
May 3, 2016
Dear Fellow Stockholder:
This Proxy Statement and the enclosed GOLD proxy card are being furnished to stockholders of Boingo Wireless, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by Ides Capital Management LP and the other Participants in this solicitation (collectively, "Ides" or "we"). As of the date hereof, Ides, collectively, beneficially owns a total of 187,177 shares of Common Stock, $0.0001 par value (the "Common Stock") of the Company. For the reasons set forth in the attached Proxy Statement, we are seeking election of nominees to the Board of Directors (the "Board") because we have little faith that the Board, as currently composed, will adequately address the serious issues facing the Company. Therefore, we are seeking your support for the election of our two highly qualified nominees at the annual meeting of stockholders scheduled to be held on Thursday June 9, 2016, at 10:30 A.M., local time, at the Hotel Palomar located at 10740 Wilshire Boulevard, Los Angeles, California 90024 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the "Annual Meeting").
Ides believes that electing new directors who have no prior affiliation with the Company would refresh the Board with differentiated experience and new perspectives to advocate for the interests of stockholders and to further compel management to address the decline in financial, operational and governance performance as summarized in the attached Proxy Statement. We believe that Ms. Finerman and Mr. Stewart will bring diversity, independence, experience and fresh insight to the process of creating stockholder value at the Company.
Accordingly, we are seeking your support for the following at the Annual Meeting:
1.	To elect Ides' two director nominees, Karen Finerman and Bradley Stewart (collectively, the "Nominees") to the Board in opposition to the Company's two Class II director nominees, to serve as Class II directors until the 2019 annual meeting of stockholders;
2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016; and
3.	To conduct any other business properly brought before the meeting.
The Company has a classified Board, which is currently divided into three classes. The terms of the two Class II directors expire at the Annual Meeting. We now ask for your support at the Annual Meeting to elect our two highly qualified Nominees in opposition to the Company's two Class II director nominees to serve until the 2019 annual meeting of stockholders. Your vote to elect our Nominees will have the legal effect of replacing two incumbent directors with our Nominees. If elected, our Nominees will constitute a minority on the Board and there can be no guarantee that our Nominees will be able to implement the actions that they believe are necessary to unlock stockholder value. However, we believe the election of our Nominees is an important step in the right direction for enhancing long-term value and improving corporate governance at the Company.

We urge you to consider carefully the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today. The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to the stockholders on or about May 3, 2016.
If you have already submitted a proxy in relation to the Annual Meeting, you have every right to revoke or change the voting instructions set out therein by signing, dating and returning a later dated GOLD proxy card or by voting in person at the Annual Meeting. We encourage you to do so.
If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at their address and toll-free numbers listed on the following page.
Thank you for your support.
Ides Capital Management LP

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
The attached Proxy Statement and GOLD proxy card are available at:
http://www.okapivote.com/boingo
_____________________

ANNUAL MEETING OF STOCKHOLDERS
OF
BOINGO WIRELESS, INC.
---------------------------
PROXY STATEMENT
OF
IDES CAPITAL MANAGEMENT LP
---------------------------
PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY
Ides Capital Management LP, together with Ides Capital Opportunities Fund, LP, Ides Capital Advisors LLC, Ides Capital Partners LP, Ides Capital GP LLC, Dianne McKeever, and Robert Longnecker (collectively, "Ides" or "we") together with the other Participants named herein, as of the date hereof, own a total of 187,177 shares of Common Stock, $0.0001 par value (the "Common Stock") of Boingo Wireless, Inc., a Delaware corporation (the "Company"), which represents approximately .5% of the shares outstanding. We are writing to you because we have little confidence that the Board of Directors (the "Board"), as currently composed, will adequately address the Company's declining stock performance and resulting loss in stockholder value, poor operating record, mounting operating losses, declining returns on capital deployed, lack of transparency and weak corporate governance practices. The Board and management have had what we believe is ample time to address these concerns over many years and, in our view, have failed to do so. We have nominated two highly qualified, capable and committed individuals who have the relevant skill sets we believe are key to reversing what we see as the Company's chronic underperformance and to unlocking the Company's inherent value. We are seeking your support and your vote at the annual meeting of stockholders scheduled to be held on Thursday June 9, 2016, at 10:30 A.M., local time, at the Hotel Palomar located at 10740 Wilshire Boulevard, Los Angeles, California 90024 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the "Annual Meeting"), for the following:
1.	To elect Ides' two director nominees, Karen Finerman and Bradley Stewart (collectively, the "Nominees") to the Board in opposition to the Company's two Class II director nominees, to serve as Class II directors until the 2019 annual meeting of stockholders;
2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016; and
3.	To conduct any other business properly brought before the meeting.

The Company has a classified Board, which is currently divided into three classes. The terms of two Class II directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our two highly qualified Nominees in opposition to the Company's two Class II director nominees to serve until the 2019 annual meeting of stockholders. Your vote to elect our Nominees will have the legal effect of replacing two incumbent directors with our Nominees. If elected, our Nominees will constitute a minority on the Board and there can be no guarantee that our Nominees will be able to implement the actions that they believe are necessary to unlock stockholder value. However, we believe the election of our Nominees is an important step in the right direction for enhancing long-term value at the Company.
This Proxy Statement and the enclosed GOLD proxy card are first being furnished to stockholders on or about May 3, 2016.
The Board has fixed April 13, 2016 as the record date for determining holders of Common Stock who are entitled to vote at the Annual Meeting (the "Record Date"). According to the Company, as of the Record Date the Company had approximately 37,837,477 shares of Common Stock outstanding and entitled to be voted. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the Annual Meeting. The mailing address of the principal executive offices of the Company is 10960 Wilshire Blvd, 23rd Floor, Los Angeles, CA 90024. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  As of the Recrod Date hereof, Ides collectively owned an aggregate of 108,547 shares of Common Stock. We intend to vote such shares of Common Stock FOR the election of our Nominees and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.
THIS SOLICITATION IS BEING MADE BY IDES AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH WE ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.
IDES URGES YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF OUR NOMINEES.
IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. WE ENCOURAGE YOU TO DO SO. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
This Proxy Statement and our proxy card are available at:
http://www.okapivote.com/boingo
____________________

IMPORTANT

Your vote is important, no matter how many or how few shares of Common Stock you own. Your vote matters. Ides urges you to sign, date, and return the enclosed GOLD proxy card today to vote FOR our Nominees.
•
If you are a "registered stockholder" and possess a physical stock certificate, please sign and date the enclosed GOLD proxy card and return it to Ides, c/o Okapi Partners LLC, in the enclosed postage-paid envelope today.

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If you own shares in a brokerage account or through a bank, you are considered a "beneficial stockholder," and the Ides proxy materials, together with a voting instruction form (VIF), are being forwarded to you by your broker or bank. As a "beneficial owner," you must instruct your broker, trustee or other representative on how to vote your shares. Your broker cannot vote your shares on your behalf without receiving instructions from you.

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Depending upon your broker or custodian's voting policy, you may be able to vote either by toll-free telephone or by using the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form in the pre-paid envelope provided to you.

•
Please do not sign or return any WHITE proxy card you may receive from the Company. If you have already submitted a WHITE proxy card, you have every right to change your vote — please use the GOLD proxy card to vote by Internet or telephone or simply sign, date and return the GOLD proxy card. Only your latest dated proxy will be counted.

BACKGROUND TO THE SOLICITATION
A chronology of our interactions with the Company is as follows:
•
On various dates between November 2015 and February 2016, Robert Longnecker met or spoke with members of the Company's investor relations team and various executives to discuss, among other items, the operational and financial performance of the Company.

•
On March 17 2016, Mr. Longnecker delivered to the Secretary of the Company a notice notifying the Company of an intent to submit Karen Finerman and Bradley Stewart as nominees for election at the Annual Meeting as Class II directors.

•	On March 17, 2016, Dianne McKeever and Mr. Longnecker of Ides received an email from David Hagan and Peter Hovenier regarding scheduling a telephonic meeting.
•
On March 18, 2016, Ms. McKeever and Mr. Longnecker had a telephonic meeting with Mr. Hagan and Mr. Hovenier where Ms. McKeever and Mr. Longnecker shared their concerns about the Company's poor operating and stockholder value performance as well as the poor QuickScore the Company received from ISS (as defined below). Mr. Hagan asked if Ms. McKeever and Mr. Longnecker "had seen the new scores?" implying that the scores had improved. Mr. Hovenier stated "the new scores are not out yet." After the telephonic call, Ides was disappointed to discover that a new ISS QuickScore had been out for several days and that it had deteriorated from the previous ISS QuickScore that Ides discussed with Mr. Hagan and Mr. Hovenier. Mr. Hovenier also informed Ms. McKeever and Mr. Longnecker that they had retained ISS for advisory services. Mr. Hagan asked whether Ides had any references to support whether they were qualified to be engaged stockholders of the Company.

•	On March 21, 2016, Mr. Hagan emailed Ides asking that Ides immediately have Ms. Finerman and Mr. Stewart submit to interviews with unspecified members of the Nominating Committee and the Board.
•
On March 21, 2016, Ms. McKeever emailed Mr. Hagan and Mr. Hovenier (1) to provide them with the references that were requested by Mr. Hagan on the March 18, 2016 telephonic call, explaining that it was purely to show Ides' good faith desire to work constructively, as there are no bona fides required to be a stockholder of a public company, (2) to raise the concern that new ISS scores were in fact already out by the March 18, 2016 telephonic call and were worse than the prior scores, even though Messrs. Hagan and Hovenier had implied a forthcoming improvement to the score, and (3) ask to schedule a meeting with the Nominating and Governance Committee (the "Nominating Committee") in order to fully understand the nominating process to ensure that the Nominees would be treated fairly as part of the Company's process to prepare for the Annual Meeting.

•
On March 22, 2016, Mr. Hagan emailed Ms. McKeever, writing "Quick score is updated as companies file their proxies, we haven't filed yet, so we expect to see improvement in our score as we have made significant governance and executive comp changes based on our discussions with ISS consulting."

•
On March 23, 2016, Ms. McKeever emailed Mr. Hagan and requested that he forward Chuck Davis's (Chair of the Nominating Committee) contact information so that she could schedule a telephonic meeting with the Nominating Committee.

•	On March 23, 2016, Mr. Hagan emailed Ms. McKeever to inform her that Mr. Hagan's personal assistant would schedule the call.
•	On March 23, 2016, Ms. McKeever asked that Mr. Hagan's assistant reach out to Ides so that Ides could directly schedule the call with Mr. Davis.
•	On March 23, 2016, Mr. Hagan again said that his assistant would reach out to schedule the call.
•
On March 23, 2016, Mr. Hagan's assistant emailed Ms. McKeever and stated that she had contacted Mr. Davis' office "to seek his availability for a 30 minute call." Mr. Hagan's assistant stated that Mr. Davis was available for a 30 minute call within an approximately two hour window on Friday, March 25, 2016, a market holiday.

•	On March 24, 2016, Ides issued a press release disclosing Ides' notification of intent to nominate Ms. Finerman and Mr. Stewart at the Annual Meeting.
•	On March 24, 2016, Ms. McKeever received an email from Mr. Hagan stating that the Board wished to meet in person with the Nominees in Los Angeles.
•
On March 25, 2016, Ms. McKeever responded to Mr. Hagan's email explaining that Ides would be happy to allow the Board to subject the Nominees to the Board's standard background check that all other nominees are subject to, if the Board nominated the Nominees as part of the Company's slate of directors, and solicited for their election, at the Annual Meeting if they passed the background check. Ms. McKeever also expressed the desire that the Company declassify its board and expand the Board to seven directors, which was the first instance of that suggestion being raised in any communication between the Company and Ides.

•	On March 28, 2016, the Company's counsel reached out to Ides' counsel to schedule a telephonic meeting with Ides' counsel.
•	On March 28, 2016, Mr. Hagan emailed Ms. McKeever and again asked that Ides submit its Nominees into the Company's "process."
•	On March 28, 2016, Ides' counsel responded to the Company's counsel's request for a telephonic meeting.
•	On March 29, 2016, counsel for Ides spoke with counsel for the Company regarding, among other things, prior communications between Ms. McKeever, Mr. Longnecker and the Company.
•
On March 30, 2016, Ides' counsel received an email from the Company's counsel attempting to require the Nominees submit to procedures not required by the Company's bylaws or as disclosed in the Company's proxy statement in connection with the 2015 Annual Meeting of stockholders and rejecting alternative procedures suggested by Ides that are not unusual in settlements to avoid the expense and distraction of a proxy contest.

•	On March 31, 2016, counsel for Ides emailed counsel for the Company regarding scheduling a telephonic meeting with the Nominating Committee.
•	On March 31, 2016, counsel for the Company responded that the Nominating Committee would be available on April 1, 2016.

•
On April 1, 2016, Ms. McKeever and Mr. Longnecker and members of the Nominating Committee held a telephonic meeting with, at the request of the Company, counsel present. The Nominating Committee members informed Ides that the Board was interviewing candidates for possible appointment to a new seat on an expanded Board sometime in 2016, but that the appointment was not tied to stockholder approval at the Annual Meeting.

•	On April 4, 2016, Ms. McKeever emailed Mr. Hagan to schedule a telephonic meeting.
•	On April 4, 2016, Mr. Hagan responded to Ms. McKeever to confirm a telephonic meeting that afternoon.
•
On April 4, 2016, Ms. McKeever and Mr. Longnecker had a telephonic meeting with Mr. Hagan and Mr. Hovenier. Ms. McKeever and Mr. Longnecker were told that "for its size," governance at Boingo is "quite good." Ms. McKeever and Mr. Longnecker were again told that the Company had retained an ISS consultant.

•	On April 5, 2016, Ms. McKeever sent a letter to the Board outlining several governance measures Ides believes would be beneficial to the Company's stockholders.
•	On April 6, 2016, Ms. McKeever received an email from Mr. Hovenier confirming that he would distribute the letter to the Board.
•	On April 6, 2016, Mr. Longnecker sent a books and records request to the Company pursuant to Section 220 of Delaware General Corporation Law.
•	On April 7, 2016, Mr. Longnecker received an email from Mr. Hovenier confirming that the Company would comply with such demand.
•
On April 7, 2016, Ides received a letter from Messrs. Hagan and Davis, sent on behalf of the Board. The letter was in response to the April 5, 2016 letter from Ms. McKeever to the Board, but did not address any of the governance concerns and suggestions outlined in that letter. Messrs. Hagan's and Davis's letter also stated that the Company has taken "numerous actions" "over the past two years" to improve the Company's corporate governance.

•	On April 7, 2016, Ms. McKeever emailed Mr. Hagan to schedule a telephonic meeting.
•	On April 7, 2016, Mr. Hagan emailed Ms. McKeever to confirm a telephonic meeting.
•
On April 8, 2016, Ms. McKeever and Mr. Longnecker had a telephonic meeting with Mr. Hagan and Mr. Davis. Mr. Hagan stated he had no new suggestions about how to proceed constructively, despite the Board's assertion in the April 7, 2016 letter that the Company wanted to reach a "mutually agreeable resolution" and "avoid" a proxy contest. Mr. Hagan and Mr. Davis further refused to discuss any of the governance measures outlined in Ides' April 5, 2016 letter to the Board, stating they were not prepared to discuss any of the measures. Mr. Hagan and Mr. Davis also refused to discuss or detail the "numerous actions…taken over the past two years" to "strengthen its governance profile" as stated in the Board's April 6, 2016 letter to Ides.

•	On April 8, 2016, Ides issued a press release disclosing its April 5, 2016 letter to the Board.

•	On April 8, 2016, counsel for the Company contacted counsel for Ides to schedule a telephonic meeting.
•
On April 11, 2016, counsel for the Company and counsel for Ides held a telephonic meeting. Although neither had instructions from or the ability to speak for their respective clients, counsel for the Company informed counsel for Ides of the Company's intention to file its preliminary proxy statement by the end of that week.

•
On April 12, 2016, counsel for Ides and counsel for the Company held a telephonic meeting in which counsel for Ides conveyed that Ides preferred to have direct settlement negotiations with the Company instead of talking through lawyers. Counsel for the Company indicated that it thought that discussions between attorneys would be more productive. Counsel for Ides thereupon delivered a set of specific settlement proposals and asked for a response to them from the Company.

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On April 13, 2016, counsel for Ides and counsel for the Company had another telephone conversation in which counsel for the Company conveyed that the directors now wanted to have direct settlement discussions with Ides. Counsel for Ides asked for responses to specific Ides proposals presented through counsel on April 12, 2016, but was not given specific responses to the detailed proposals. Company counsel said that those could come only from directors in direct discussions with Ides. In response to a direct question from counsel for Ides, counsel for the Company stated that the Company now would file its preliminary proxy statement that same day, April 13, 2016. In a second call after the Company filed its preliminary proxy statement, counsel for the Company informed Ides that the Company's directors now wanted to condition direct settlement discussions between Ides and the Company on execution of a document prohibiting disclosure of what was said, although that condition was subsequently dropped.

•	On April 14, 2016, Mr. Longnecker received an email from Mr. Hovenier responding to Ides' Section 220 demand for books and records.
•
On April 16, 2016, Mr. Hagan emailed Ms. McKeever, despite the Company's continued failure to respond to Ides' specific proposals presented on April 12, 2016. Ms. McKeever responded to Mr. Hagan to express disappointment that the Board had yet to respond to any of the proposals that Ides submitted on April 12, 2016.

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On April 17, 2016, Mr. Hagan subsequently replied to Ms. McKeever without addressing any of the issues raised in Ms. McKeever's email or any of the proposals submitted by Ides through counsel on April 12, 2016. Ms. McKeever again sent an email again requesting a response to the proposals submitted by Ides on April 12, 2016.

•	On April 17, 2016, Mr. Hagan emailed Ms. McKeever and Mr. Longnecker but failed to respond to any aspect of Ides' detailed April 12 proposals to the Company.
•	On April 17, 2016, Ms. McKeever emailed Mr. Hagan to once again request that the Company respond to Ides' detailed April 12 proposals.
•	On April 18, 2016, Mr. Hagan emailed Ms. McKeever to inform her that the Company was working on a counterproposal.
•	On April 19, 2016, Mr. Hagan for the first time emailed Ms. McKeever a counterproposal that accepted none of Ides' proposals for the Annual Meeting.

•	On April 19, 2016, Ms. McKeever emailed Mr. Hagan to confirm receipt of Mr. Hagan's email.
•
On April 20, 2016, Ms. McKeever emailed Mr. Hagan to confirm that the Company should be focused on improvements to corporate governance at the 2016 Annual Meeting and Ms. McKeever proposed dates and times to schedule a call with the Company.

•	On April 21, 2016, Mr. Hagan emailed Ms. McKeever and stated the Company would schedule a telephonic meeting on April 25, 2016.
•	On April 22, 2016, Mr. Hagan emailed Ms. McKeever to confirm timing for a telephonic meeting on April 25, 2016.
•	On April 22, 2016, Ms. McKeever emailed Mr. Hagan to confirm the telephonic meeting for April 25, 2016.
•
On April 25, 2016, Ms. McKeever and Mr. Longnecker had a telephonic meeting with Mr. Hagan, Mr. Davis and Mr. Jones. Mr. Hagan told Ms. McKeever and Mr. Longnecker that the Company was in "no rush" to destagger the board, that there was no need to include any proposal on boardroom diversification, that stockholders were overwhelmingly supportive of the Company's compensation practices and there was, therefore, no need to make any improvements in that area, that none of the Company's stockholders "care" about the Company's joint CEO/Chairman role and that the Company was planning to make another post-Annual Meeting appointment to the board, so there was no need to consider board refreshment at this year's Annual Meeting. Ms. McKeever and Mr. Longnecker presented to the Board their ideas regarding working constructively with the Company to improve corporate governance at Boingo.

•
Later, on April 25, 2016, Ms. McKeever sent Mr. Hagan an email proposing that the Company (1) destagger the Board beginning at the Annual Meeting (2) committing to include a director on the Company's 2017 proxy that would diversify the Boardroom and (3) taking steps necessary to allow stockholders the opportunity to vote on an expanded board in advance of the upcoming Annual Meeting.

•
On April 27, 2016, Mr. Hagan emailed Ms. McKeever to inform her that the Board would not have any "further conversations" with Ides until Ides provided the company with a "reasonable proposal" but did not inform Ms. McKeever of what the Board found unreasonable in any of Ides' prior proposals.

REASONS FOR THE SOLICITATION
Ides Capital Management LP ("Ides Capital") is a New York-based investment advisor focused on small and mid-capitalization public companies that are deeply undervalued and provide a margin of safety. Ides Capital seeks to constructively engage with management teams and corporate boards to improve corporate governance practices and to implement positive changes that drive long-term value to the benefit of all stockholders. For the reasons summarized below, on March 17, 2016, Mr. Longnecker, a Partner and Director of Ides Capital, nominated two highly qualified, independent candidates for election to the Company's Board at the Annual Meeting – Karen Finerman and Bradley Stewart. We urgently seek your support for our Nominees.
Ides is committed to maximizing value for all stockholders, and is asking you to elect our independent Nominees to the Board as a means of effecting positive change. Ides has little confidence that the Board, as currently composed, will adequately address the following serious issues that face the Company:
•	Declining stock price performance and resulting loss in stockholder value;
•	Poor operating record, mounting losses from operations and declining returns on capital deployed;
•	Lack of transparency; and
•	Weak corporate governance practices, as judged by independent advisory services.

The Board has had what we believe to be ample time to address these concerns and, in our view, has failed to do so successfully. If elected, our Nominees, who would represent a minority on the Board, would seek to work with the other Board members on behalf of all stockholders to address the Company's long-term history of underperformance and unlock value at the Company.
The Company's Stock Price Is Down 43% Since Its Initial Public Offering and Has Underperformed the Indices Chosen by the Company
In our opinion, stock price is the most clear, objective measure of the market's judgment of a public company's performance over a long period of time. In absolute terms, the Company's share price has declined 43% over the nearly five years since its May 2011 initial public offering as well as 9% over the last year.
The Company's stock price has also underperformed relative to relevant market indices. In comparison to, for example, the NASDAQ Market Index, which is one of the indices the Company compares itself to in its Annual Report on Form 10-K, the Company's share price has underperformed as follows over the following timeframes:
•	Underperformance of -118% points since its May 2011 initial public offering, at which point Charles Boesenberg was already a director of the Company;
•	Underperformance of -24% points since Terry Jones joined the board in June 2013; and
•	Underperformance of -8% points over the last year.

Time Period*	Boingo Performance	Index Performance			Boingo Performance vs. Index
		Nasdaq	Russell 2000	S&P 500	Nasdaq	Russell 2000	S&P 500
May 2011	-43%	74%	34%	54%	-118%	-77%	-97%
June 17, 2013	19%	43%	14%	27%	-24%	5%	-8%
LTM	-9%	-1%	-11%	-1%	-8%	1%	-9%

_________________
    *Closing prices as of April 15, 2016.  Data provided by FactSet Research Systems Inc.
Ides believes the directors of the Company are accountable to stockholders for the long-term underperformance of the Company, including its stock price, which has suffered since the IPO and under the tenures of both Messrs. Boesenberg and Jones.
Ides is Concerned with the Company's Poor Operating Record, Ongoing and Increasing Losses from Operations and Declining Returns on Capital Deployed
Ides is troubled by the Company's weak financial and business performance
Despite growing revenues since the 2011 initial public offering, the Company has experienced a loss from operations in each of 2013, 2014 and 2015. These repetitive losses have grown larger each year, worsening from $1.9 million in 2013 to $18.0 million in 2014 to $21.6 million in 2105.
In addition, in recent years, the Company has spent a substantial amount of capital to increase assets, with total assets increasing from $214 million at year end 2013 to $219 million at year end 2014 to $341 million at year end 2015. Ides is deeply concerned that EBITDA has not increased in a commensurate fashion, with Adjusted EBITDA as a percent of total assets, a measure of return on capital, declining from 11.1% in 2013 to 9.3% in 2014 to 8.7% in 2015. Ides must resort to the use of Adjusted EBITDA as a percent of total assets to measure returns on capital because the Company's sustained operating losses from operations and net losses to stockholders render irrelevant more traditional metrics such as return on equity. Note that Ides believes that the Company's Adjusted EBITDA calculation methodology of adding back stock-based compensation expense, which Ides views as a real expense to stockholders, overstates EBITDA. However, in order to avoid a debate over accounting principles, Ides uses the Company's Adjusted EBITDA calculation.
Ides is Concerned by the Lack of Business Line Transparency at the Company
The Company reports revenue information for five separate business lines—Distributed Antenna Systems ("DAS"), Retail, Wholesale-Wi-Fi, Military, and Advertising and Other—but does not provide additional disclosure for these business lines beyond the revenue line disclosure. Each of the businesses likely has very different profitability profiles and without additional information such as gross margin or (loss)/income from operations for each business line, it is difficult for stockholders to assess the value and contribution of each business line. Additionally, without information on total assets in each segment, it is difficult for the market to assess the returns on capital deployed by each business line, which is particularly important given the large capital deployment decisions being made by management and the Board. Given the significant stock price underperformance, Ides believes that stockholders have a right to increased disclosure to better assess how their capital is being deployed.

We are Disappointed by the Company's Corporate Governance Practices
Ides notes with deep concern the most recent QuickScore rating issued to the Company by Institutional Shareholder Services ("ISS"), a highly regarded proxy advisory firm. On March 15, 2016, ISS assigned to the Company a new, and deteriorated, QuickScore of 7 (on a scale where 10 represents the highest possible governance risk). Disturbingly, the March 15, 2016 QuickScore worsened from the previous score of 6, a decline that is, according to the ISS report, attributable to a recent negative change in the relative cost of a Compensation practice. The ISS QuickScore report additionally assigned "Red Flags" to seventeen governance subcategories within the broader Board Structure, Compensation and Shareholder Rights Pillars, indicating that "the total number of points in" the subcategories receiving Red Flags "is at the bottom of the possible range."
Ides is also deeply concerned by the 2015 Proxy Paper issued by Glass Lewis, a leading independent provider of global governance services, which most recently assigned to the Company a "C" grade on its Executive Compensation Structure. In its review of an amendment to the 2011 Equity Incentive Plan, Glass Lewis noted, independently, and amongst many other concerns, that "the Company has been granting equity awards at a brisk pace and one that does not satisfy us that stockholder interests are being carefully considered."
Ides Nominees have the Experience and Qualifications to Encourage Change and Drive Stockholder Value at the Company
Ides believes that electing new Directors who have no prior affiliation with the Company would refresh the Board with differentiated experience and new perspectives to advocate for the interests of stockholders generally and to further compel management to address the decline in financial, operational and governance performance as summarized above. We believe that Ms. Finerman and Mr. Stewart will bring diversity, greater independence because they did not oversee the Company's past performance, complimentary experience and fresh insight to the process of creating stockholder value at the Company unencumbered by existing social bonds with incumbent directors.
The role of a public company board is to set policies and strategies and provide effective oversight to the management team as they execute and implement the Company's agreed upon business plan. We believe that the Company's current Board has fallen short in its oversight of the Company. We further believe that these shortcomings can be addressed in part by electing new and diverse directors to the Board. Since we are nominating only two Director candidates, we will not be in a position to effect any action without the support of at least two more of the incumbent members of the Board. If elected, Ms. Finerman and Mr. Stewart will work through an open-minded and deliberative process as a force for positive change, in collaboration with the other directors to realize value for stockholders over both the short- and long-term. Finally, and importantly, the Nominees have no relationship with Ides, financial or otherwise, that would affect their ability to fulfill their fiduciary duties to stockholders.

Karen Finerman. Ms. Finerman is the co-founder of Metropolitan Capital Advisors, a New York-based investment management firm ("MCA"), and previously served as MCA's CEO. Previously, she was the Lead Research Analyst for the Risk Arbitrage department at DLJ Securities Corp. She serves as a permanent panelist on CNBC's Fast Money. Ms. Finerman holds a B.S. in Economics from the University of Pennsylvania's Wharton School. Ms. Finerman previously served as a director of GrafTech International Ltd. (formerly NYSE: GTI) from June 2014 through August 2015. Ides believes that Ms. Finerman's nearly 25 years of experience as head of an investment firm with interests in a broad range of industries will make her a valuable addition to the Board.
Bradley Stewart. Mr. Stewart is CEO and a member of the Board of Directors of XOJET, a leading private aviation services company. He also serves as a Senior Advisor to TPG Growth, the middle market and growth equity investment platform of TPG. Previously, Mr. Stewart served as a Vice President at Parthenon Capital Partners, a private equity firm, and as a management consultant at McKinsey & Company. Mr. Stewart holds a B.S.B. in Corporate Finance from the University of Minnesota and an M.B.A. from Columbia University. Ides believes that Mr. Stewart's management experience and financial and operations expertise will make him a valuable addition to the Board.

PROPOSAL NO.1
ELECTION OF DIRECTORS
The Board is currently comprised of six directors divided into three classes with staggered three-year terms. There are currently two directors in Class I, two directors in Class II and two directors in Class III. The term of office of the Company's Class II directors will expire at the Annual Meeting. The term of office of the Class III directors will expire at the 2017 annual meeting of stockholders and the term of office of the Class I directors will expire at the 2018 annual meeting of stockholders. We are seeking your support at the Annual Meeting to elect our highly qualified Nominees in opposition to the Company's two Class II director nominees. Your vote to elect our Nominees will have the legal effect of replacing two incumbent directors of the Company. If elected, our Nominees will represent a minority of the members of the Board and therefore it is not guaranteed that they will have the ability to enhance stockholder value.
Our Nominees:
Karen Finerman, age 51, is the co-founder of Metropolitan Capital Advisors ("MCA"), a New York-based investment management firm founded in July 1992 that utilizes a value-oriented opportunistic approach to maximize investor returns and outperform large cap indices with less risk over a full market cycle, and served as MCA's CEO from January 2012 through December 2015. Prior to co-founding MCA in June 1992, Ms. Finerman was the Lead Research Analyst for the Risk Arbitrage department at DLJ Securities Corp. Ms. Finerman has been named one of the 50 Leading Women in Hedge Funds by The Hedge Fund Journal and identified as one of the 25 Most Powerful Women in Finance by US Banker. She serves as a permanent panelist on CNBC's Fast Money and is the author of the New York Times best-selling book, Finerman's Rules: Secrets I'd Only Tell My Daughters About Business and Life. Ms. Finerman previously served as a director of GrafTech International Ltd. (previously NYSE: GTI) from June 2014 through August 2015. Ms. Finerman holds a B.S. in Economics from the University of Pennsylvania's Wharton School. Ides believes that Ms. Finerman's nearly 25 years of experience as head of an investment firm with investments in a broad range of industries will make her a valuable addition to the Board.
Bradley Stewart, age 39, has served as the CEO and a member of the Board of Directors of XOJET, a leading private aviation services company, since February 2013. He became President of XOJET in July 2011 and joined the company as a senior advisor in February 2010. He also serves as a Senior Advisor to TPG Growth, the middle market and growth equity investment platform of TPG, the global private investment firm, a position he has held since February 2014. Previously, Mr. Stewart served as a Vice President at Parthenon Capital Partners, a private equity firm, from April 2007 until January 2009 and as a management consultant at McKinsey & Company, from June 2004 until April 2007. Mr. Stewart holds a B.S.B. in Corporate Finance from the University of Minnesota and an M.B.A. from Columbia University. Ides believes that Mr. Stewart's management experience and financial and operations expertise will make him a valuable addition to the Board.

Ms. Finerman and Mr. Stewart are citizens of the United States of America.
The principal business address of Ms. Finerman is 654 Madison Avenue, Suite 801, New York, NY 10065. The principal business address of Mr. Stewart is 2000 Sierra Point Parkway, Suite 200, Brisbane, CA 94005.
Other than as stated herein, there are no arrangements or understandings between Ides and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.
Each Nominee presently is, and if elected as a director of the Company, each of the Nominees would, in our view, be, an "independent director" within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002.
We do not expect that the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed GOLD proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company's bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Company's bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Company's bylaws and shares of Common Stock represented by the enclosed GOLD proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Company's bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting or reconstitutes or reconfigures the classes on which the current directors serve. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Ides that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve constitutes an unlawful manipulation of the Company's corporate machinery.
WE URGE YOU TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Based on the Company's proxy statement for the Annual Meeting, the Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company's independent auditors for the fiscal year ending December 31, 2016 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.
WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES "FOR" THIS PROPOSAL.
SHARES OF COMMON STOCK REPRESENTED BY PROPERLY EXECUTED GOLD PROXY CARDS WILL BE VOTED AT THE ANNUAL MEETING AS MARKED AND, IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, ABSTAIN WITH RESPECT TO THE APPROVAL OF THIS PROPOSAL.

VOTING AND PROXY PROCEDURES
A quorum of stockholders is necessary to hold a valid meeting. Based on the Company's proxy statement for the Annual Meeting, a quorum will be present if a majority of all shares outstanding on the Record Date, are represented at the meeting by stockholders present in person or by proxy. Based on the Company's proxy statement for the Annual Meeting, on the Record Date, there were 37,837,477 shares of Common Stock outstanding and entitled to vote. Thus 18,918,740 shares must be represented by stockholders present at the meeting or by proxy to have a quorum. Abstentions and broker non-votes will be counted towards the quorum requirement.
You may submit your proxy by telephone or the Internet. To submit a proxy with voting instructions by telephone please call the telephone number listed on the GOLD proxy card. Proxies may also be submitted over the Internet. Please refer to the GOLD proxy card for the website information. In each case stockholders will be required to provide the unique control number which has been printed on each stockholder's GOLD proxy card. In addition to the instructions that appear on the GOLD proxy card, step-by-step instructions will be provided by a recorded telephone message for those stockholders submitting proxies by telephone, or at the designated website for those stockholders submitting proxies over the Internet. Stockholders submitting their proxies with voting instructions by telephone or over the Internet will receive confirmation on the telephone that their vote by telephone was successfully submitted, and may provide an email address for confirmation that their vote by Internet was successfully submitted.
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 37,837,477 shares of Common Stock outstanding. The holders of Common Stock have the right to one vote for each share they held as of the Record Date.
Shares of Common Stock represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees and ABSTAIN with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal year 2016.
Based on the Company's proxy statement for the Annual Meeting, the current Board intends to nominate two candidates for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only our Nominees. Accordingly, the enclosed GOLD proxy card may only be voted for the Nominees and does not confer voting power with respect to the Company's nominees. The Participants in this solicitation intend to vote all of the shares of Common Stock owned by them in favor of the Nominees.

Votes Required for Approval
Election of Directors.  Nominees for director will be elected by a plurality of the votes cast for the election of directors at the Annual Meeting. The directors elected will be the two (2) nominees who receive the highest number of "FOR" votes cast at the Annual Meeting by stockholders present, in person, or by proxy, and entitled to vote. If a stockholder does not vote for the election of directors because the authority to vote is withheld, because a proxy is not returned, because the broker holding the shares does not vote, or because of some other reason, the shares will not count in determining the total number of votes for each nominee. GOLD proxies signed and returned to Okapi Partners LLC unmarked will be voted FOR the Nominees. Those who hold shares in a brokerage account are encouraged to provide voting instructions to their broker. Votes that are not returned, withheld or broker non-votes will have no effect on the outcome of the election.
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016. Stockholders may vote "FOR" or "AGAINST" or abstain from voting. To ratify the selection by the audit committee of the Board of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016, the votes cast favoring the proposal must exceed the votes cast opposing the proposal. If a stockholder provides specific voting instructions, his or her shares will be voted as instructed. If a stockholder holds shares in his or her name and returns a properly executed proxy card without giving specific voting instructions, the stockholder's shares will be voted to ABSTAIN.
Abstentions and broker non-votes.  Abstentions will be counted as present for purposes of determining the presence of a quorum. Abstentions will not be considered as votes cast for or against any proposal, and will therefore have no effect on the outcome of the vote. Broker non-votes, as described in the next paragraph, have no effect and will not be counted towards the vote total for any proposal.
If your shares are held by your bank or broker as your nominee (that is, in "street name"), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange ("NYSE") on which your broker may vote shares held in street name without your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under current NYSE rules, any election of a member of the Board of Directors, whether contested or uncontested, is considered "non-discretionary" and therefore brokers are not permitted to vote your shares held in street name for the election of directors in the absence of instructions from you. The proposal for the election of Class II directors is "non-discretionary" and therefore if you hold your shares through a broker, nominee, fiduciary or other custodian, your shares will not be voted on those proposals unless you provide voting instructions to the record holder. The Company's proxy statement for the Annual Meeting provides that as a result of this Proxy Statement, the ratification of the appointment of the auditor, which would normally be considered "discretionary" may be considered "non-discretionary" at the Annual Meeting and as a consequence your broker cannot vote your shares with respect to any proposal unless instructions are provided.

To vote, please complete, sign, date and return the enclosed GOLD proxy card or, to appoint a proxy over the Internet or by telephone, follow the instructions provided herein. If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote in person. If your shares of Common Stock are held in the name of your broker, bank or other nominee, as it appears from public information that most shares of Common Stock are, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. Ides' proxy solicitors at Okapi Partners LLC can help answer your voting and proxy questions.
Appraisal Rights
Under applicable Delaware law, none of the holders of Common Stock are entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting.
Revocation of Proxies
Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Ides in care of Okapi Partners LLC at 1212 Avenue of the Americas, 24th Floor, New York, New York 10036 or to the Company at 10960 Wilshire Blvd, 23rd Floor, Los Angeles, CA 90024, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, Ides requests that either the original or photostatic copies of all revocations be mailed to Ides in care of Okapi Partners LLC at 1212 Avenue of the Americas, 24th Floor, New York, New York 10036. IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.
To ensure that your shares are voted in accordance with your wishes, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your shares of Common Stock.

SOLICITATION OF PROXIES
The solicitation of proxies pursuant to this Proxy Statement is being made by Ides. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.
Ides has entered into an agreement with Okapi Partners LLC for solicitation and advisory services in connection with this solicitation, for which Okapi Partners LLC will receive a fee not to exceed $100,000, together with reimbursement for its reasonable out-of-pocket expenses. Okapi Partners LLC will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ides has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Ides will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Okapi Partners LLC will employ approximately 20 persons to solicit stockholders for the Annual Meeting.
The entire expense of soliciting proxies is being borne by Ides. Costs of this solicitation of proxies are currently estimated to be approximately $300,000. Ides estimates that through the date hereof, its expenses in connection with this solicitation are approximately $125,000.

Ides will initially pay all costs associated with the solicitation of proxies, but we will seek reimbursement of such costs from the Company and will not submit such reimbursement to a vote of stockholders.
ADDITIONAL PARTICIPANT INFORMATION
Each of the members of Ides and each of the Nominees is a Participant in this solicitation. The principal business of each of Ides Capital Opportunities Fund, LP and Ides Capital Partners LP is acquiring, holding and disposing of investment securities. The principal business of Ides Capital Advisors LLC is serving as the general partner of Ides Capital Opportunities Fund, LP and Ides Capital Partners LP. The principal business of Ides Capital GP LLC is serving as the general partner of Ides Capital Management LP. The principal business of Ides Capital Management LP is serving as the investment manager of each of Ides Capital Opportunities Fund, LP and Ides Capital Partners LP. The principal occupation of Mr. Longnecker is serving as a Partner and Director of Ides Capital Management LP. The principal occupation of Ms. McKeever is serving as the Chief Investment Officer of Ides Capital Management LP.
The principal business address of each of the members of Ides is 157 Columbus Avenue, 4th Floor, New York, NY 10023.
As of the date hereof, Ms. McKeever directly owned 5,000 shares of Common Stock of the Company. As of the date hereof, Mr. Longnecker beneficially owned 139,247 shares of Common Stock, including (i) 19,000 shares owned directly, (ii) 98,247 shares held in managed accounts over which he has voting and dispositive power (the "Voting Accounts") and (iii) 22,000 shares held in managed accounts over which he has dispositive power (the "Dispositive Accounts" and, together with the Voting Accounts, the "Managed Accounts"). As of the date hereof, Mr. Stewart directly owned 12,930 shares and Ms. Finerman directly owned 30,000 shares. As of the date hereof, none of Ides Capital Management LP, Ides Capital Opportunities Fund, LP, Ides Capital Advisors LLC, Ides Capital Partners LP or Ides Capital GP LLC owned directly any shares of Common Stock.

Each Participant in this solicitation is a member of a "group" with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act. The group may be deemed to beneficially own the 187,177 shares of Common Stock owned in the aggregate by all of the Participants in this solicitation. Each Participant in this solicitation disclaims beneficial ownership of the shares of Common Stock she, he or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two years by the Participants in this solicitation, see Schedule I.
The Common Stock purchased by each of Ms. McKeever, Mr. Longnecker, Ms. Finerman and Mr. Stewart were acquired with personal funds. The Common Stock purchased by Mr. Longnecker on behalf of the Managed Accounts were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business).
Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no Participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.
There are no material proceedings to which any Participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

OTHER MATTERS AND ADDITIONAL INFORMATION
Ides is unaware of any other matters to be considered at the Annual Meeting other than as set forth in this Proxy Statement. However, should other matters, which Ides is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.
Based upon documents publicly filed by the Company, the mailing address of the principal executive offices of the Company is 10960 Wilshire Blvd, 23rd Floor, Los Angeles, CA 90024.
Certain information regarding the compensation of directors and executive officers and certain other matters regarding the Company and its officers and directors is required to be contained in the Company's proxy statement. Certain other information regarding the Annual Meeting, as well as procedures for submitting proposals for consideration at the 2017 annual meeting, is also required to be contained in the Company's proxy statement. Please refer to the Company's proxy statement to review this information. Please note that because the Ides was not involved in the preparation of the Company's proxy statement, Ides cannot reasonably confirm the accuracy or completeness of certain information contained in the Company's proxy statement.
The information concerning the Company and the proposals in the Company's proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although Ides has no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement that are made in reliance upon publicly available information are inaccurate or incomplete, to date we have not had access to the books and records of the Company related to such information and statements, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than Ides is based only on the knowledge of Ides.

Ides Capital Management LP
May 3, 2016

SCHEDULE I
TRANSACTIONS IN SECURITIES OF THE COMPANY
 DURING THE PAST TWO YEARS
Type of Security	Trade Date	Transaction Type	Quantity

Bradley Stewart

Common Stock	11/23/15	Purchase	1,687
Common Stock	11/24/15	Purchase	675
Common Stock	12/9/15	Purchase	563
Common Stock	12/15/15	Purchase	1,125
Common Stock	1/8/16	Purchase	1,200
Common Stock	1/19/16	Purchase	735
Common Stock	1/20/16	Purchase	1,077
Common Stock	1/21/16	Purchase	563
Common Stock	2/9/16	Purchase	675
Common Stock	2/29/16	Sale	900
Common Stock	3/15/16	Purchase	690
Common Stock	3/18/16	Purchase	1,000
Common Stock	3/23/16	Purchase	920
Common Stock	3/29/16	Purchase	920
Common Stock	4/14/16	Purchase	1,000
Common Stock	4/20/16	Purchase	1,000

Karen Finerman

Common Stock	4/1/16	Purchase	15,000
Common Stock	4/13/16	Purchase	15,000

Robert Longnecker

Common Stock	2/8/16	Purchase	5,000
Common Stock	2/9/16	Purchase	1,000
Common Stock	2/25/16	Purchase	1,000
Common Stock	3/7/16	Sale	2,000
Common Stock	3/15/16	Purchase	2,000
Common Stock	3/17/16	Purchase	3,000
Common Stock	3/18/16	Purchase	5,500
Common Stock	3/22/16	Purchase	500
Common Stock	3/23/16	Purchase	1,000
Common Stock	3/24/16	Purchase	2,000

I-1

Robert Longnecker (through Managed Accounts)

Common Stock	11/23/15	Purchase	7,475
Common Stock	11/24/15	Purchase	2,790
Common Stock	12/7/15	Purchase	1,500
Common Stock	12/9/15	Purchase	2,574
Common Stock	12/10/15	Purchase	1,500
Common Stock	12/15/15	Purchase	4,900
Common Stock	1/8/16	Purchase	4,050
Common Stock	1/19/16	Purchase	1,996
Common Stock	1/20/16	Purchase	4,234
Common Stock	1/21/16	Purchase	2,424
Common Stock	2/8/16	Purchase	18,000
Common Stock	2/9/16	Purchase	9,790
Common Stock	2/29/16	Sale	8,620
Common Stock	3/7/16	Sale	3,000
Common Stock	3/15/16	Purchase	4,124
Common Stock	3/17/16	Purchase	8,000
Common Stock	3/18/16	Purchase	6,000
Common Stock	3/22/16	Purchase	3,850
Common Stock	3/23/16	Purchase	3,080
Common Stock	3/24/16	Purchase	4,950
Common Stock	3/29/16	Purchase	6,430
Common Stock	4/14/16	Purchase	1,600
Common Stock	4/18/16	Purchase	1,600
Common Stock	4/20/16	Purchase	3,300
Common Stock	4/21/16	Purchase	17,700
Common Stock	4/22/16	Purchase	10,000

Dianne McKeever

Common Stock	3/9/16	Purchase	1,000
Common Stock	3/18/16	Purchase	1,000
Common Stock	3/21/16	Purchase	1,000
Common Stock	3/23/16	Purchase	250
Common Stock	3/30/16	Purchase	250
Common Stock	4/15/16	Purchase	1,500

2

IMPORTANT
Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Ides your proxy FOR the Nominees by taking three steps:
•	SIGNING the enclosed GOLD proxy card;
•	DATING the enclosed GOLD proxy card; and
•	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).
If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the proxy card representing your shares of Common Stock. Ides urges you to confirm in writing your instructions to Ides in care of Okapi Partners LLC at the address provided below so that Ides will be aware of all instructions given and can attempt to ensure that such instructions are followed.
If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners LLC at the address set forth below.
I-1

GOLD PROXY CARD
BOINGO WIRELESS, INC.
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF
 IDES CAPITAL MANAGEMENT LP
THE BOARD OF DIRECTORS OF
BOINGO WIRELESS, INC.
 IS NOT SOLICITING THIS PROXY
P   R   O   X   Y
The undersigned appoints Robert Longnecker and Patrick J. McHugh, and each of them, its proxy, attorney and agent (the "Proxies") with full power of substitution to vote all shares of Common Stock, $0.0001 par value (the "Common Stock") of Boingo Wireless, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company scheduled to be held on Thursday June 9, 2016, at 10:30 A.M., local time, at the Hotel Palomar located at 10740 Wilshire Boulevard, Los Angeles, California 90024 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the "Annual Meeting").
The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock held by the undersigned, and hereby ratifies and confirms all action the Proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in their discretion with respect to any other matters as may properly come before the Annual Meeting that are unknown to Ides Capital Management LP ("Ides") a reasonable time before this solicitation.
IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND "ABSTAIN" ON PROPOSAL 2.
This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.
IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

1.	Ides' proposal to elect two Class II Directors:

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Karen Finerman Bradley Stewart	[ ]	[ ]	[ ]

NOTE: If you do not wish for your shares to be voted "FOR" a particular nominee, mark the "FOR ALL NOMINEES EXCEPT" box and write the name of the nominee you do not support on the line below. Your shares will be voted for the remaining nominee.
_______________________________________________________

Ides recommends a vote "FOR" Proposal 1.
2.	The Company's proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Ides makes no recommendation as to Proposal 2.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
DATED:

(Signature)

(Signature, if held jointly)

(Title)
PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON.  WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, OR THEIR FIDUCIARY, PLEASE GIVE FULL TITLE AS SUCH.  JOINT OWNERS SHOULD EACH SIGN PERSONALLY.  ALL HOLDERS MUST SIGN.  IF A CORPORATION OR PARTNERSHIP, PLEASE SIGN IN FULL CORPORATE OR PARTNERSHIP NAME, BY AUTHORIZED OFFICER.